UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    February 1, 2007
                                                    ----------------------------



                         TUMBLEWEED COMMUNICATIONS CORP.

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             (Exact name of registrant as specified in its charter)

            Delaware                      000-26223            94-3336053
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 (State or other jurisdiction of      (Commission File       (IRS Employer
         incorporation)                    Number)         Identification No.)

           700 Saginaw Drive, Redwood City, California              94063
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            (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code         (650) 216-2000
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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2.02     Results of Operations and Financial Condition.

         On February 1, 2007, Tumbleweed Communications Corp., a Delaware corporation, announced its financial results for the fiscal quarter and year ended December 31, 2006 and forward-looking statements relating to the first quarter of fiscal year 2007. A copy of the press release is furnished as exhibit
99.1 hereto.

9.01     Financial Statements and Exhibits.

(c)      Exhibits.

99.1 Press Release of Registrant, dated February 1, 2007, entitled "Tumbleweed Reports Financial Results for Fourth Quarter and Full Year 2006."


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                               TUMBLEWEED COMMUNICATIONS CORP.

                                               By:    /s/ James J. MacDonald
                                                      ----------------------
                                               Name:  James J. MacDonald
                                               Title: Assistant Secretary


Date:  February 1, 2007


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                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
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99.1               Press Release of Registrant, dated February 1, 2007, entitled
                   "Tumbleweed Reports Financial Results for Fourth Quarter and
                   Full Year 2006."